Schedule of Accrued Expenses (Details) - The Arena Group Holdings Inc [Member] - USD ($) $ in Thousands	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
General accrued expenses		$ 6,339	$ 4,491
Accrued payroll and related taxes		5,221	7,124
Accrued publisher expenses		4,911	6,319
Deferred cash payments		1,123	656
Sales tax liability		645	779
Restricted stock liabilities			2,152
Lease termination liability		4,753	1,846
Other accrued expenses	$ 68	110	644
Total accrued expenses and other	$ 25,765	$ 23,102	$ 24,011